

Exagen®

Patient Focused. Discovery Driven.

Corporate Presentation

Disclaimer

This presentation and all oral statements made by its officers, directors or employees in connection with this presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, the impact of the COVID-19 pandemic, current and future product offerings, reimbursement and coverage, our ability to implement an integrated testing with therapeutics strategy, the expected benefits from our partnership or promotion arrangements with third parties, research and development costs, timing and likelihood of success and plans and objectives of management for future operations, including estimations of future profitability are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These known risks and uncertainties are described in detail in our filings with the SEC from time to time, including under the heading "Risk Factors" in our Annual Report on Form 10-K and any subsequent filings with the SEC.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

We obtained the industry, market and competitive position data used throughout this presentation from our own internal estimates and research, as well as from independent market research, industry and general publications and surveys, governmental agencies and publicly available information in addition to research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of our industry and market, which we believe to be reasonable. In some cases, we do not expressly refer to the sources from which this data is derived. In addition, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Key Highlights

Through the Differential Diagnosis, Prognosis, Monitoring, and Therapeutic Selection of Autoimmune Diseases, We Address the Unmet Needs that Patients Face

- Large and underserved autoimmune disease market
- IP-protected technology platforms: CB-CAPs and AVISE® RADR
- Demonstrated clinical evidence with clinical utility and healthcare savings
- Established commercial team servicing the rheumatology channel
- Proprietary platform with assays covered by Medicare, achieved value-based pricing

Rheumatologists Face Significant Barriers and Diagnostic Disparities

24mm Americans suffer from an autoimmune disease[1]

100 autoimmune illnesses identified over the last few decades[2]


No "smoking gun"
High rate of misdiagnosis
Overlapping manifestations
Antiquated technology and serial testing delays
Ambiguous symptoms
Lack of specificity and sensitivity

Exagen®
Patient Focused. Discovery Driven.

[1] Per the National Institute of Environment Health Services estimates.
[2] Autoimmune Disease: The Hidden Epidemic | http://acbhdentalce.com/courses/autoimmune-disease-the-hidden-epidemic/

Exagen® Patient Focused. Discovery Driven.

Systemic Lupus Erythematosus (SLE) is One of the Deadliest Autoimmune Diseases

SLE takes 6 years to diagnose



63% of patients misdiagnosed [1]



47% by non-rheumatologists [2]

27% by rheumatologists [2]

[1] Lupus Foundation of America UNVEIL Survey 2014.
[2] Narain, et al., Arch Intern Med. 2004;164:2435-2441 (Table 2).


AVISE
Pt. Name:
DOB:
Draw Date:

AVISE® CTD is a more accurate frontline diagnostic

86%

specificity, which is a 33% increase over antinuclear antibody (ANA)

80%

sensitivity, which is a 48% increase over anti-dsDNA

AVISE® CTD has the following markers:

- Cell-bound complement activation products: EC4d & BC4d
- Auto-antibodies: U1RNP, RNP70, SS-A/Ro
- Rheumatoid arthritis auto-antibodies: rheumatoid factor IgM, rheumatoid factor IgA, anticyclic citrullinated peptide IgG
- Anti-phospholipid syndrome auto-antibodies: cardiolipin IgM, cardiolipin IgG, β2-glycoprotein 1 IgG, β2-glycoprotein 1 IgM
- Thyroid auto-antibodies: thyroglobulin IgG, thyroid, thyroid peroxidase

The Rheumatologist's Trusted Testing Company



~ 4,500 U.S.
Rheumatologists


AVISE

AVISE Test Kit



Specimen Delivered to
Exagen Lab

~750,000
AVISE® CTD
Tests Completed

Strong Adopter Base Powers HCP Growth

Number of HCPs for AVISE® CTD


292 329 365 363 405 413 404 420 482 516 572 577 545 605 623 687 685 759 761 772 794 888 1016 1135 1110 1014 1065 1055 1104 1231 1255 1387 1414 1476 1515
11 17 18 28 50 61 80 106 149 180 203 188 211 227 214 245 282 289 296 344 393 409 400 417 469 475 506 533 562 575 572 582 428 600 635 659 703 714 739 761 797 772
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Strong Growth
(Continued attraction of new prescribers)
Strong Base
(Maintaining a strong base)
Adopter (11+ / quarter)
Other HCPs (1 - 10 / quarter)

The Capstone Study

Retrospective analysis of integrated EHR Records

- A cohort of ~22k AVISE Lupus tested patients were compared to ~23k traditional ANA (tANA) tested patients to establish clinical utility for diagnosis and treatment of Lupus

3x **AVISE + vs. standard of care + patients were at ~3-fold increased odds of prescribing treatment for SLE Rx**

6x **AVISE + vs. standard of care + patients were at ~6-fold increased odds of receiving a SLE diagnosis**

Repeat testing was 3.5X higher with the standard of care vs. AVISE tested patients

Comparing AVISE negative vs. standard of care negative patients, post-test vs. pre-test outpatient lab claims decrease 2X as much in AVISE tested patients

Strategic Update

Exagen®
Patient Focused. Discovery Driven.

Improving Exagen's Path to Profitability

Improvement of Per Tests Costs

- Eliminate non-profitable, non-core test offerings
- Laboratory resources focused on AVISE CTD optimization
- Reduction of overhead and other fixed costs

Operating Expenses Streamlined to Support Clinical Offering

- Company re-alignment ensures we are rightsized and focused on AVISE CTD
- 40 sales territories optimized for AVISE CTD
- R&D comprised of 8 FTEs with molecular and protein assay development and bioinformatic capabilities

Growing AVISE CTD Revenue

Building Upon Strong AVISE CTD Adoption ~135k tests in 2022

- Specialty laboratory focused on rheumatology
- Establish industry leading quality, service and technology
- Strong support with community rheumatologists and large opportunity with academic institutions
- Ordering physician base has continued to grow every year since launch of AVISE CTD in 2012

Long-term Reimbursement & ASP Growth

- Optimization of revenue cycle practices
- Managed care efforts focused on medical policy expansion
- Published real-world evidence of clinical utility showing savings to healthcare costs and reduction in time to diagnosis


MUST Ship Same Day As Blood Draw
AVISE
exagen
COOLANT EQUIPPED SPECIMEN TRANSPORTATION KIT

Product Development Criteria Process

Research & Development

- Impactful Results
  - ✓ Top customer need in rheumatology space
- Competitive Advantage
  - ✓ Proprietary technology
- Reimbursement Pathway
  - ✓ Established evidence development plan and market size

Commercialization

- Medicare Coverage
- Proprietary Value-Based Pricing
- Published Clinical Utility
- Guideline Strategy

Exagen
Patient Focused. Discovery Driven.

R&D Pipeline

Research & Development criteria:

Impactful Results	Competitive Advantage	Reimbursement Pathway

Meets criteria:

AVISE® RADR (focused)
Drug response prediction for 1st-line biologic treatment for RA

AVISE® Lupus Nephritis
AI developed diagnostic score for identifying major kidney involvement due to lupus nephritis

AVISE® SLE Monitor (2.0)
AI developed score for monitoring SLE disease activity and progression

Does not meet criteria:

AVISE® Fibromyalgia	AVISE® IFN	AVISE® Thrombosis

Exagen®
Patient Focused. Discovery Driven.

Cash Flow Breakeven

Exagen estimates it can achieve profitability with annual revenue of $75M and GM of 60%



$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
Millions
40%
45%
50%
55%
60%
65%
70%
75%
Gross Margin %
Revenue
Fixed Costs
Total Costs

Exagen®
Patient Focused. Discovery Driven.


OCTOBER
2022
NOVEMBER
2022
DECEMBER
2022

Q4'22

~33,800 CTD Units


JANUARY
2023
FEBRUARY
2023
MARCH
2023

Q1'23 Guidance

Revenue $8.2M - $9.2M

Exagen®

Patient Focused. Discovery Driven.

Key Strategic Messages

- Focus on flagship product AVISE CTD – Grow revenue and reduce costs
- Establish clear criteria for R&D projects and milestones for commercialization
- Discontinue clinical offerings and research projects which lack defined value propositions
- Align the organization with this new focus to best accomplish our goals
- Execute our strategy to achieve a path to profitability

Thank You

Exagen®

Patient Focused. Discovery Driven.